UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 27, 2020 (February 21, 2020)

Teladoc Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37477	04-3705970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Manhattanville Road, Suite 203 Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(203) 635-2002

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TDOC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 21, 2020, the Board of Directors (the “Board”) of Teladoc Health, Inc. (the “Company”) increased the number of directors on the Board to twelve and appointed Catherine Jacobson as a director of the Company. Ms. Jacobson was additionally appointed to the audit committee of the Board. The Board has determined that Ms. Jacobson is an independent director within the meaning of the New York Stock Exchange listing standards and is an “audit committee financial expert” under Securities and Exchange Commission and New York Stock Exchange rules.

There are no arrangements or understandings between Ms. Jacobson and any other person pursuant to which she was selected as a director. There are no other transactions involving the Company and Ms. Jacobson that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Ms. Jacobson will have the same director indemnification arrangement as do the Company’s other directors, the form of agreement for which was filed with the SEC on June 18, 2015 as Exhibit 10.7 to the Company’s Amendment No. 3 to Registration Statement on Form S-1. Ms. Jacobson will be eligible to participate in the compensation arrangements and programs that are established for the Company’s non-employee directors, as in effect from time to time.

Item 7.01. Regulation FD.

On February 25, 2020, the Company issued a press release regarding the matter discussed in Item 5.02 of this Current Report. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

The nominating and corporate governance committee of the Board nominated for re-election to the Board at the Company’s annual meeting each of the Company’s current directors, including Ms. Jacobson, other than Brian McAndrews and Arneek Multani. Messrs. McAndrews and Multani are expected to finish their terms as directors immediately following the Company’s annual meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Teladoc Health, Inc. press release, dated February 25, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELADOC HEALTH, INC.

Date:	February 27, 2020	By:	/s/ Adam C. Vandervoort
		Name:	Adam C. Vandervoort
		Title:	Chief Legal Officer and Secretary